Exhibit 99.4

October 10, 2022

Ferguson Share Repurchase Program - Weekly Report

Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 97,013 of its ordinary shares in the period from October 3, 2022 up to and including October 3, 2022 in connection with its $2.5 billion share repurchase program.

Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue

October 3, 2022	80,041	9,346.3538	XLON

October 3, 2022	16,972	9,346.3538	BATE

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 23,670,512.

Following the purchase of these shares, the remaining number of ordinary shares in issue will be 208,500,670. The figure of 208,500,670 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.

In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.

http://www.rns-pdf.londonstockexchange.com/rns/2442C_1-2022-10-7.pdf

For further information please contact:

Brian Lantz, Vice President IR and Communications	+1 224 285 2410

Pete Kennedy, Director of Investor Relations	+1 757 603 0111

October 11, 2022

Ferguson Share Repurchase Program - Weekly Report

Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 77,470 of its ordinary shares in the period from October 5, 2022 up to and including October 7, 2022 in connection with its $2.5 billion share repurchase program.

Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue

October 5, 2022	40,159	9,934.0000	XLON

October 6, 2022	9,872	10,037.7681	XLON

October 7, 2022	27,439	9,818.0000	XLON

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 23,747,982.

Following the purchase of these shares, the remaining number of ordinary shares in issue will be 208,423,200. The figure of 208,423,200 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.

In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.

http://www.rns-pdf.londonstockexchange.com/rns/3945C_1-2022-10-10.pdf

For further information please contact:

Brian Lantz, Vice President IR and Communications	+1 224 285 2410

Pete Kennedy, Director of Investor Relations	+1 757 603 0111

October 18, 2022

Ferguson Share Repurchase Program - Weekly Report

Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 119,105 of its ordinary shares in the period from October 10, 2022 up to and including October 14, 2022 in connection with its $2.5 billion share repurchase program.

Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue

October 10, 2022	17,319	9,956.7115	XLON

October 11, 2022	24,285	9,824.0000	XLON

October 12, 2022	22,778	9,662.0000	XLON

October 13, 2022	34,196	9,422.0544	XLON

October 14, 2022	20,527	9,426.0000	XLON

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 23,867,087.

Following the purchase of these shares, the remaining number of ordinary shares in issue will be 208,304,095. The figure of 208,304,095 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.

In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.

http://www.rns-pdf.londonstockexchange.com/rns/1721D_1-2022-10-17.pdf

For further information please contact:

Brian Lantz, Vice President IR and Communications	+1 224 285 2410

Pete Kennedy, Director of Investor Relations	+1 757 603 0111

October 25, 2022

Ferguson Share Repurchase Program - Weekly Report

Ferguson plc (NYSE: FERG, LSE: FERG) (the “Company”) announces today that it purchased a total of 131,443 of its ordinary shares in the period from October 17, 2022 up to and including October 21, 2022 in connection with its $2.5 billion share repurchase program.

Aggregated information about the purchases carried out during this period

Trading day	Aggregate daily volume (in number of shares)	Daily weighted average purchase price of the shares	Trading venue

October 17, 2022	29,007	9,235.4073	XLON

October 18, 2022	11,537	9,472.0000	XLON

October 19, 2022	28,482	9,288.0000	XLON

October 20, 2022	34,175	9,128.0000	XLON

October 21, 2022	28,242	8,986.3428	XLON

The Company intends to hold these shares in treasury. Following the purchase of these shares (including those purchased but not yet settled), the number of shares held by the Company in treasury will be 23,998,530.

Following the purchase of these shares, the remaining number of ordinary shares in issue will be 208,172,652. The figure of 208,172,652 may be used by shareholders (and others with notification obligations) as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change to their interest in, the Company under the Disclosure Guidance and Transparency Rules.

In accordance with Article 5(1)(b) of Regulation (EU) No 596/2014 (the Market Abuse Regulation), as it forms part of UK law by virtue of the European Union (Withdrawal) Act 2018, and the Commission Delegated Regulation (EU) 2016/1052, detailed information about the individual purchases is attached to this announcement.

http://www.rns-pdf.londonstockexchange.com/rns/9457D_1-2022-10-24.pdf

For further information please contact:

Brian Lantz, Vice President IR and Communications	+1 224 285 2410

Pete Kennedy, Director of Investor Relations	+1 757 603 0111